                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 26, 2001
                                                           -------------

                       Chase Mortgage Finance Corporation
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                 (Exact name of registrant specified in Charter)


         Delaware                        333-76801                         52-1495132
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(State or otherjurisdiction       (CommissionFile Number)       (IRS EmployerIdentification No.)
     ofincorporation)






            343 Thornall Street
                Edison, NJ                                       08837
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  (Address of principal executive offices)                      Zip Code


           Registrant's telephone, including area code: (732) 205-0600


                                 Not Applicable
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         (Former name and former address, if changed since last report)

ITEM 5.  Other Events

                  Filing of Legality and Tax Opinions

                  Attached as Exhibit 99.1 is the opinion of Morgan, Lewis & Bockius LLP with respect to legality of the Company's Series 2001-S3 Multi-Class Mortgage Pass-Through Certificates and certain tax matters relating thereto.

ITEM 7.  Financial Statements and Exhibits

                  (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------------                      -------------

(99.1)                                 Legal Opinion

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHASE MORTGAGE FINANCE CORPORATION

Date:  June 26, 2001


                                        By:       /s/ Bruce J. Friedman
                                                 ---------------------------
                                        Name:    Bruce J. Friedman
                                        Title:   Vice President

                                INDEX TO EXHIBITS


Exhibit No.                 Description                          Page
-----------                 -----------                          ----

(99.1)                      Legal Opinion                         6